                                                                  EXHIBIT 23.2



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





American Business Financial Services, Inc.
Bala Cynwyd, PA

         We hereby consent to the use in this Post-Effective Amendment No. One to the Registration Statement on Form S-2 of our report dated September 29, 2000, relating to the consolidated financial statements of American Business Financial Services, Inc. and subsidiaries.

         We also consent to the reference to our firm under the caption "Experts" in the Prospectus.

                                                   /s/ BDO SEIDMAN, LLP
                                                      BDO SEIDMAN, LLP




Philadelphia, PA
April 3, 2001